UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 14, 2019

BioTime, Inc.

(Exact name of registrant as specified in its charter)

California	001-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 521-3390

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 14, 2019, BioTime issued a press release that provided a business update regarding the its ongoing efforts and plans for 2019, including the proposed merger with Asterias Biotherapeutics, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination involving BioTime, Inc. and Asterias Biotherapeutics, Inc. In connection with the proposed transaction, BioTime and Asterias filed documents with the U.S. Securities and Exchange Commission (the “SEC”), including the filing by BioTime of a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus. INVESTORS AND SECURITY HOLDERS OF BIOTIME AND ASTERIAS ARE URGED TO CAREFULLY READ THE FINAL JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC BY BIOTIME AND ASTERIAS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov and by contacting BioTime Investor Relations at (510) 871-4188 or Asterias Investor Relations at (510) 456-3892. Investors and security holders may obtain free copies of the documents filed with the SEC on BioTime’s website at www.biotimeinc.com or Asterias’ website at www.asteriasbiotherapeutics.com or the SEC’s website at www.sec.gov. BioTime, Asterias and their respective directors and executive officers may be deemed participants in the solicitation of proxies with respect to the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction is included in the Joint Proxy Statement/Prospectus described above. Additional information regarding the directors and executive officers of BioTime is also included in BioTime’s proxy statement for its 2018 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2018, and additional information regarding the directors and executive officers of Asterias is also included in Asterias’ proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2018, respectively.

No Offer or Solicitation

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements in this communication, including statements relating to the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, uncertainties as to the timing of the closing of Merger, including due to failure to satisfy or delay in satisfying the conditions to such closing; anticipated closing of OncoCyte public offering and further development and potential of the product candidates, including enrollment and timing of the results of our clinical trials; and expectations related to BioTime’s CE Mark application for Renevia are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 giving BioTime’s and Asterias’ expectations or predictions of future financial or business performance or conditions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in BioTime’s and Asterias’ reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: the ability to meet closing conditions to the Merger, including requisite approval by BioTime’s and Asterias’ stockholders, on a timely basis or at all; delay in closing the Merger; the ultimate outcome and results of integrating the operations of BioTime and Asterias and the ultimate ability to realize synergies and other benefits; business disruption following the Merger; the availability and access, in general, of funds to fund operations and necessary capital expenditures. More information on potential factors that could affect our results is included from time to time in the SEC filings and reports of BioTime and Asterias, including the risks identified under the sections captioned “Risk Factors” in BioTime’s quarterly report on Form 10-Q filed with the SEC on November 8, 2018 and Asterias’ annual report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 15, 2018, and Asterias’ quarterly report on Form 10-Q for the quarter ended September 30, 2018, filed with the SEC on November 9, 2018.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 14, 2019, issued by BioTime, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioTime, Inc.

Date: February 14, 2019	By:	/s/ Brian Culley
Brian Culley
Chief Executive Officer